Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with this annual report on Form 10-K of Quaker Fabric Corporation for the annual period ended December 31, 2005 (the “Periodic Report”), I, Larry A. Liebenow, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006	/s/ LARRY A. LIEBENOW
Larry A. Liebenow Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      In connection with this annual report on Form 10-K of Quaker Fabric Corporation for the annual period ended December 31, 2005 (the “Periodic Report”), I, Paul J. Kelly, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006	/s/ PAUL J. KELLY
Paul J. Kelly Chief Financial Officer